UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

November 29, 2007
Date of Report (Date of Earliest Event Reported)

ML-CFC Commercial Mortgage Trust 2007-9
(Exact name of Issuing Entity as specified in its charter)


Merrill Lynch Mortgage Lending, Inc.
Countrywide Commercial Real Estate Finance, Inc.
Eurohypo AG, New York Branch
Natixis Real Estate Capital Inc.
(Exact name of Sponsor as specified in its charter)


 Merrill Lynch Mortgage Investors, Inc.
(Exact name of Depositor as specified in its charter)


Delaware              333-142235-05             Pending
(State or Other       (Commission              (IRS Employer
Jurisdiction of        File Number)            Identification No.)
Incorporation)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)

(410)  884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee.

LNR Securities Holdings, LLC has designated LNR Partners, Inc. to replace Midland Loan Services, Inc. as special servicer (under the pooling and servicing agreement relating to the issuing entity known as ML-CFC 2007-8 Commercial Mortgage Trust) with respect to the mortgage loan (that is an asset of the issuing entity to which this report relates) secured by the mortgaged real property known as the Farallon Portfolio.

The Farallon Portfolio mortgage loan is one of a group of mortgage loans (referred to as a "loan combination") that are secured by the same mortgaged real property. One of those mortgage loans is an asset of the ML-CFC 2007-8 issuing entity. As a result, the entire Farallon Portfolio loan combination is serviced pursuant to the pooling and servicing agreement for the ML-CFC 2007-8 issuing entity.

LNR Securities Holdings, LLC is the holder of the most subordinate class of certificates issued by the issuing entity to which this report relates. As a result, LNR Securities Holdings, LLC is the "controlling class representative" with respect to the issuing entity and the "controlling holder" with respect to the Farallon Portfolio loan combination. As controlling holder with respect to the Farallon Portfolio loan combination, LNR Securities Holdings, LLC has the right to appoint the entity that would be responsible for specially servicing the Farallon Portfolio loan combination if it becomes a specially serviced mortgage loan.

The information required by Item 6.02 of Form 8-K with respect to the appointment of LNR Partners, Inc. as special servicer with respect to the Farallon Portfolio mortgage loan has been previously reported in a prospectus supplement filed pursuant to the Securities and Exchange Commission's Rule 424(b)(5) on November 13, 2007 (SEC file number 142235-05) and is contained primarily in the sections captioned "Servicing of the Farallon Portfolio Loan Combination" and "Transaction Participants-The Special Servicers-LNR Partners, Inc."


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Merrill Lynch Mortgage Investors, Inc.
  (Depositor)

  /s/ David Rodgers
  David Rodgers, Executive Vice President
                 Chief Officer in charge of Commercial Mortgage Securitization

  Date: December 2, 2007